UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934
Check the appropriate box:
☒
Preliminary Information Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐
Definitive Information Statement

STAGWELL INC.

(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

STAGWELL INC.
One World Trade Center, Floor 65
New York, NY 10007
NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS AND INFORMATION STATEMENT
To the Stockholders of Stagwell Inc.:
The accompanying information statement (the “Information Statement”) is furnished by the Board of Directors of Stagwell Inc., a Delaware corporation (the “Company, “we,” “us” and “our”), to inform the holders of record of our Class A common stock, par value $0.001 per share (“Class A Common Stock”), Class B common stock, par value $0.001 per share (“Class B Common Stock”), and Class C common stock, par value $0.00001 per share (“Class C Common Stock” and, together with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), as of the close of business on February 23, 2023 (the “Record Date”) that the holders of a majority of the issued and outstanding shares of Class B Common Stock and the holders of a majority of the voting power of Common Stock, acting by written consent in lieu of a meeting, have approved the adoption of an amendment (the “Charter Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (such approval, the “Stockholder Consent”). Pursuant to the Charter Amendment, each share of Class B Common Stock issued and outstanding as of immediately prior to the filing of such amendment with the Secretary of State of the State of Delaware will be automatically reclassified as and converted into 1.25 shares of Class A Common Stock, with any fractional shares to which a holder of Class B Common Stock would be entitled rounded up to the nearest whole share of Class A Common Stock. There are currently 2,271 shares of Class B Common Stock issued and outstanding.
The Stockholder Consent is sufficient to approve the Charter Amendment under Delaware law and the Company’s Second Amended and Restated Certificate of Incorporation. The Information Statement is being furnished to our stockholders as of the Record Date, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder solely for the purpose of informing stockholders of this corporate action before it takes effect. In accordance with Rule 14c-2 under the Exchange Act, the Charter Amendment is expected to become effective twenty (20) calendar days following the mailing of the Information Statement, or as soon thereafter as is reasonably practicable. The Information Statement will first be mailed to stockholders on or about March 27, 2023.
NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THE INFORMATION STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
We encourage you to read the Information Statement. Although you will not have an opportunity to vote on the approval of the Charter Amendment, the Information Statement contains important information about the Charter Amendment. A copy of the Charter Amendment is set forth in Exhibit A to the Information Statement.
By Order of the Board of Directors
Edmund D. Graff
Senior Vice President, Deputy General Counsel and Corporate Secretary
New York, NY
March 27, 2023

STAGWELL INC.
One World Trade Center, Floor 65
New York, NY 10007
INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
PURPOSE OF INFORMATION STATEMENT
This information statement (the “Information Statement”) is furnished by the Board of Directors (the “Board”) of Stagwell Inc., a Delaware corporation (the “Company, “we,” “us” and “our”), to inform the holders of record of our Class A common stock, par value $0.001 per share (“Class A Common Stock”), Class B common stock, par value $0.001 per share (“Class B Common Stock”), and Class C common stock, par value $0.00001 per share (“Class C Common Stock” and, together with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), as of the close of business on February 23, 2023 (the “Record Date”) that the holders of a majority of the issued and outstanding shares of Class B Common Stock and the holders of a majority of the voting power of Common Stock (the “Stockholder Consent”), acting by written consent in lieu of a meeting, have approved the adoption of an amendment (the “Charter Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (such approval, the “Stockholder Consent”).
The Stockholder Consent is sufficient to approve the Charter Amendment under Delaware law and the Company’s Second Amended and Restated Certificate of Incorporation. The Information Statement is being furnished to our stockholders as of the Record Date, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder solely for the purpose of informing stockholders of this corporate action before it takes effect.
The Information Statement will first be mailed to stockholders on or about March 27, 2023.
VOTING SECURITIES AND CONSENT OF STOCKHOLDERS
At the close of business on the Record Date, the Company had 131,924,338 shares of Class A Common Stock, 2,271 shares of Class B Common Stock, and 160,909,058 shares of Class C Common Stock outstanding. Each share of Class A Common Stock and Class C Common Stock outstanding entitles the holder to one vote on each matter requiring the approval of the holders of Common Stock. Each share of Class B Common Stock entitles the holder to 20 votes on each matter requiring the approval of the holders of Common Stock.
Under the Company’s Second Amended and Restated Certificate of Incorporation and Delaware law, the vote of a majority of the issued and outstanding shares of the Class B Common Stock and the vote of a majority of the voting power of the issued and outstanding shares of the Common Stock, voting as a single class, were required to approve the Charter Amendment. On February 23, 2023, the holders of an aggregate of 26,502,414 shares of Class A Common Stock, 1,640 shares of Class B Common Stock, and 160,909,058 shares of Class C Common Stock, constituting majorities of (i) the 2,271 shares of Class B Common Stock issued and outstanding on such date and (ii) the voting power of the 292,835,667 shares of Common Stock issued and outstanding on such date, acting by written consent in lieu of a meeting, approved the adoption of the Charter Amendment.
REASONS FOR AND EFFECTS OF THE CHARTER AMENDMENT
Pursuant to the Charter Amendment, each share of Class B Common Stock issued and outstanding as of immediately prior to the filing of such amendment with the Secretary of State of the State of Delaware will be automatically reclassified as and converted into 1.25 shares of Class A Common Stock, with any fractional shares to which a holder of Class B Common Stock would be entitled rounded up to the nearest whole share of Class A Common Stock. There are currently 2,271 shares of Class B Common Stock issued and outstanding. The Board approved and recommended that the Company’s stockholders approve the

Charter Amendment based on its determination that, as a matter of good corporate governance, it was in the best interest of the Company and its stockholders to eliminate the issued and outstanding shares of Class B Common Stock due to the super-voting rights entitling the holder of each share of Class B Common Stock to 20 votes per share. Upon effectiveness of the Charter Amendment, no shares of Class B Common Stock will be issued and outstanding, and each remaining issued and outstanding share of Common Stock, consisting of Class A Common Stock and Class C Common Stock, will entitle the holder to one vote per share.
In accordance with Rule 14c-2 under the Exchange Act, the Charter Amendment is expected to become effective twenty (20) calendar days following the mailing of the Information Statement, or as soon thereafter as is reasonably practicable.
A copy of the Charter Amendment is set forth in Exhibit A to the Information Statement.
NO DISSENTERS’ OR APPRAISAL RIGHTS
Under Delaware law, holders of Common Stock are not entitled to dissenters’ rights of appraisal with respect to the Charter Amendment.
INTERESTS OF CERTAIN PARTIES IN THE MATTERS ACTED UPON
None of the directors or executive officers of the Company have any substantial interest resulting from the Charter Amendment that is not shared by all other stockholders, pro rata, and in accordance with their respective interests.
COSTS OF THIS INFORMATION STATEMENT
We will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our shares of Class A Common Stock and Class C Common Stock as of March 15, 2023 by each beneficial owner of more than five percent of each such class of shares known to us, by each of our directors, by each of our named executive officers, and the current directors and executive officers as a group. The address for persons for which an address is not otherwise provided in the footnotes below is c/o Stagwell Inc., One World Trade Center, Floor 65, New York, NY 10007.
	Voting Shares Beneficially Owned(1)
Name	Class A Shares	Class A %	Class C Shares	Class C %	Total Voting Power %(5)
Mark Penn – Direct(2)	3,817,924	2.9%			1.3%
– Indirect(3)	14,502,414	11.0%	160,909,058	100%	60.0%
Charlene Barshefsky(4)	119,264	*	—	—	*
Bradley Gross	—	—	—	—	—
Wade Oosterman(5)	83,256	*	—	—	*
Desirée Rogers(4)	118,226	*	—	—	*
Eli Samaha – Direct(4)	46,008	*	—	—	*
– Indirect(6)	7,147,662	5.4%	—	—	2.4%
Irwin Simon(4)	134,219	*	—	—	*
Rodney Slater(4)	46,008	*	—	—
Brandt Vaughan(4)	99,508	*	—	—
Jay Leveton(7)	484,285	*	—	—	*
Frank Lanuto(8)	1,055,604	*	—	—	*
Ryan Greene(9)	216,370	*	—	—	*
Vincenzo DiMaggio(10)	176,383	*	—	—	*
All directors and officers as a group (14 persons)
– Direct(11)	6,513,619	4.9%	—	—	2.2%
– Indirect(3)(6)	21,650,076	16.5%	160,909,058	100%	62.4%
The Stagwell Group LLC(3)	14,502,414	11.0%	160,909,058	100%	60.0%
Goldman Sachs(12)	17,099,784	13.0%	—	—	5.8%
Hotchkis and Wiley Capital Management LLC(13)	19,083,810	14.5%	—	—	6.5%

*
The percentage of shares beneficially owned does not exceed one percent of the outstanding shares.

(1)
Unless otherwise noted, the Company believes that all persons named in the table above have sole voting power and dispositive power with respect to all shares beneficially owned by them. For purposes of computing the percentage of outstanding shares held by each person or group named above, we have included restricted shares in the number of shares outstanding as of March 15, 2023. In addition, for purposes of computing the percentage of outstanding shares held by each person or group named above, any shares which that person group has the right to acquire within 60 days of March 15, 2023, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Includes 1,823,970 unvested restricted shares and a maximum of 1,500,000 shares issuable upon exercise of vested stock appreciation rights (“SARs”).

(3)
Mr. Penn, our Chairman and CEO, is also manager of The Stagwell Group LLC, an affiliate of Stagwell Agency Holdings LLC and Stagwell Media LP. The Schedule 13D/A filed with the SEC on March 14, 2023 by Stagwell Agency Holdings LLC, The Stagwell Group LLC, Mark Penn, Stagwell

Media LP and Stagwell Friends and Family LLC reports the number of shares as to which The Stagwell Group LLC has shared voting and dispositive power is 14,502,414 shares of Class A Common Stock and 160,909,058 shares of Class C Common Stock. The address of The Stagwell Group LLC is 1808 I Street, NW, Sixth Floor, Washington, DC 20006.
(4)
Includes 21,008 unvested restricted shares.

(5)
Excludes 21,008 restricted stock units.

(6)
Mr. Samaha is the Managing Partner of Madison Avenue Partner, LP, which manages funds that hold 7,147,662 shares of Class A Common Stock.

(7)
Includes 453,285 unvested restricted shares.

(8)
Includes 450,615 unvested restricted shares and the maximum of 450,000 shares issuable upon exercise of vested SARs.

(9)
Includes 212,109 unvested restricted shares.

(10)
Includes 118,459 unvested restricted shares.

(11)
Includes 3,297,644 unvested restricted shares and the maximum of 1,950,000 shares issuable upon exercise of vested SARs.

(12)
The Schedule 13D/A filed with the SEC on March 16, 2023 by The Goldman Sachs Group, Inc., Goldman, Sachs & Co. LLC, Broad Street Principal Investments, L.L.C., StoneBridge 2017, L.P., StoneBridge 2017 Offshore, L.P., and Bridge Street Opportunity Advisors, L.L.C. (collectively, the “Goldman Sachs Parties”) reports that the number of shares as to which The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC have shared voting and dispositive power is 17,099,784 shares of Class A Common Stock. The address of each of the Goldman Sachs Parties is 200 West Street, New York, NY 10282.

(13)
Reflects (i) sole dispositive power over 17,083,810 shares of Class A Common Stock as of December 31, 2022, as reported in the Schedule 13G filed with the SEC on February 13, 2023 by Hotchkis and Wiley Capital Management, LLC (“Hotchkis and Wiley”), which information may not be current as of March 15, 2023, and (ii) an additional 2,000,000 shares of Class A Common Stock purchased in an underwritten public offering on March 14, 2023. The address of Hotchkis and Wiley is 601 S. Figueroa Street, 39th Fl, Los Angeles, CA 90017.

HOUSEHOLDING OF PROXY MATERIALS
The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Information Statement with respect to two or more stockholders sharing the same address by delivering a single Information Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are stockholders will be “householding” this Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you are a beneficial owner of shares held in “street name,” if, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate communication, or if you and others in your household currently receive multiple copies of communications at your addresses and would like to request “householding” of those communications, please notify your broker. In addition, the Company will promptly deliver a separate copy of the Information Statement upon request by mail at One World Trade Center, Floor 65, New York, NY 10007, by telephone at (646) 429-1800 or by email at ir@stagwellglobal.com.

NO INCORPORATION BY REFERENCE
In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. This Information Statement includes several website addresses or references to additional company reports found on those websites. These website addresses are intended to provide inactive, textual references only. The information on these websites, including the information contained in those reports, is not part of this Information Statement and is not incorporated by reference.
ADDITIONAL INFORMATION
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is available free of charge at the SEC’s website at www.sec.gov, on our website at https://www.stagwellglobal.com/investors/ or upon written request to us at ir@stagwellglobal.com.
By Order of the Board of Directors
Edmund D. Graff
Senior Vice President, Deputy General Counsel and Corporate Secretary
New York, NY
March 27, 2023

Exhibit A
FORM OF
CERTIFICATE OF AMENDMENT
OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
STAGWELL INC.
Stagwell Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1.   This Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of the Corporation (this “Amendment”) has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with the provisions of the Second Amended and Restated Certificate of Incorporation of the Corporation and Sections 228 and 242 of the General Corporation Law of the State of Delaware.
2.   The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by adding, immediately following the last sentence of Article IV, Section 1 thereof and immediately preceding Article IV, Section 2 thereof, the following:
Immediately upon the filing and effectiveness of this Certificate of Amendment of the Certificate of Incorporation (the “Effective Time”), each share of Class B Common Stock issued and outstanding or held by the Corporation as treasury stock as of immediately prior to the Effective Time (the “Old Class B Common Stock”) shall automatically, and without further action on the part of the Corporation or the holders of capital stock of the Corporation, be reclassified as, and be converted into, 1.25 fully paid and nonassessable shares of Class A Common Stock (the “Reclassification”). There shall not be any fractional shares of Class A Common Stock issued in connection with the Reclassification and any fractional shares of Class A Common Stock to which a holder of Old Class B Common Stock would otherwise be entitled shall be rounded up to the nearest whole share of Class A Common Stock. Upon the Effective Time, each certificate and each book entry that, as of immediately prior to the Effective Time, represented shares of Old Class B Common Stock (as applicable, an “Old Certificate” or “Old Book Entry”) shall thereafter represent that number of shares of Class A Common Stock into which such shares of Old Class B Common Stock represented by the Old Certificate or Old Book Entry shall have been reclassified and converted into pursuant to the Reclassification.